Item 5. Other Events and Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Press Release of Cooper Cameron Corporation
Press Release of Cooper Cameron Valves
Press Release of Cameron
Press Release of Cooper Compression
Press Release - Cooper Cameron to sell Conv. Sec.
Press Release - Cooper Cameron Ext. Tender Offer

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 3, 2004

Cooper Cameron Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code	(713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

The following are being furnished as exhibits to this report.

Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated May 3, 2004 — Cooper Cameron Companies Introduce Three New Products at OTC

Exhibit 99.2	Press Release of Cooper Cameron Valves, dated May 3, 2004 — Cooper Cameron Valves Launches ActraCam™ Actuator

Exhibit 99.3	Press Release of Cameron, dated May 3, 2004 — Cameron Debuts World’s First DC-Powered Subsea Production System

Exhibit 99.4	Press Release of Cooper Compression, dated May 3, 2004 — Cooper Compression Introduces MSG Alpha™ — Compact, Reliable and Efficient Centrifugal Process Gas Compressor

Exhibit 99.5	Press Release of Cooper Cameron Corporation, dated May 4, 2004 — Cooper Cameron to Sell $200 Million of Convertible Securities

Exhibit 99.6	Press Release of Cooper Cameron Corporation, dated May 4, 2004 — Cooper Cameron Extends Tender Offer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER CAMERON CORPORATION
	By:	/s/ William C. Lemmer
William C. Lemmer
Date: May 4, 2004		Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated May 3, 2004 — Cooper Cameron Companies Introduce Three New Products at OTC

Exhibit 99.2	Press Release of Cooper Cameron Valves, dated May 3, 2004 — Cooper Cameron Valves Launches ActraCam™ Actuator

Exhibit 99.3	Press Release of Cameron, dated May 3, 2004 — Cameron Debuts World’s First DC-Powered Subsea Production System

Exhibit 99.4	Press Release of Cooper Compression, dated May 3, 2004 — Cooper Compression Introduces MSG Alpha™ — Compact, Reliable and Efficient Centrifugal Process Gas Compressor

Exhibit 99.5	Press Release of Cooper Cameron Corporation, dated May 4, 2004 — Cooper Cameron to Sell $200 Million of Convertible Securities

Exhibit 99.6	Press Release of Cooper Cameron Corporation, dated May 4, 2004 — Cooper Cameron Extends Tender Offer